AMERICAN MUTUAL FUND

QUARTERLY REPORT
for the nine months ended July 31, 1996

[The American Funds Group(R)]


FELLOW SHAREHOLDERS:

For the three-month period ended July 31, the value of your investment in American Mutual Fund declined 1.1% if, like most shareholders, you reinvested the income dividend of 21 cents a share paid in July. By comparison, the unmanaged Standard & Poor's 500 Composite Index declined 1.6%.

The U.S. equity market actually experienced a much more significant decline than shown by these figures. From its closing high on May 24 to its low on July 24, the S&P 500, which measures the stocks of larger companies, declined 7.6%. Meanwhile, the NASDAQ Composite Index, which measures the stocks of smaller, less well-known companies listed over the counter, declined 16.5% over the same period. While the decline in the broad market no doubt reflected a delayed reaction to a sharp rise in long-term interest rates since mid-February, the more severe decline in the over-the-counter market also reflected a growing concern about the level of speculation in less-seasoned issues and especially in the new-issue market.

As the ongoing economic expansion, now in its sixth year, moves us closer to full utilization of our country's available resources of labor and manufacturing capacity, we may see slower growth in corporate profits and an increased risk of higher inflation and rising interest rates. Such trends could have even more of a negative impact on the market. That seems all the more possible given that we have not registered even a 10% decline in the S&P 500 since 1990 - a decline normally experienced about every two years.

We believe AMF's portfolio is well positioned to take advantage of market weaknesses that might develop. As many of you know, one of the characteristics that has set American Mutual Fund apart over the years has been its superior resistance to market declines. The fund has held up better - often much better
- than the S&P 500 in all of the major extended market declines in the fund's 46-year lifetime.

Looking to the longer term, we believe that the outlook for the companies in American Mutual Fund's portfolio remains positive. We believe that in coming years the vast majority of them will continue to enjoy rising earnings and dividends that will ultimately be reflected in their stock prices - and in the value of your holdings.

We look forward to reporting to you in more detail in three months.

Cordially,

James K. Dunton

President
September 6, 1996


PORTFOLIO SUMMARY - JULY 31, 1996
INVESTMENT MIX

                                    Market Value       Percent of
                                    (Millions)         Net Assets
Equity-Type Securities              $5,382.742         75.27%
Bonds & Notes                       382.865            5.35
Cash & Equivalents                  1,385.220          19.38
Total Net Assets                    $7,150.827         100.00%

LARGEST INDUSTRY HOLDINGS

                                    Market Value       Percent of
                                    (Millions)         Net Assets
Banking                             $874.717           12.23%
Telecommunications                  641.808            8.98
Energy Sources                      563.602            7.88
Health & Personal Care              462.886            6.47

Utilities: Electric & Gas           271.181            3.79


LARGEST INDIVIDUAL HOLDINGS

                                    Market Value       Percent of
                                    (Millions)         Net Assets
AT&T                                $205.633           2.88%
DuPont                              170.584            2.39
Ameritech                           163.725            2.29
Amoco                               127.063            1.78
Merck                               102.800            1.44
Royal Dutch Petroleum               101.841            1.42
Wachovia                            97.350             1.36
Minnesota Mining and Manufacturing   95.115             1.33
Phillips Petroleum                  90.850             1.27
American Home Products              90.800             1.27

AMERICAN MUTUAL FUND(R) strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND WERE COMPUTED WITHOUT A SALES CHARGE. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

For information about your account or any of the fund's services, please contact your financial adviser or call American Funds Service Company, toll-free, at 800/421-0180.

This report is for the information of shareholders of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Litho in USA BDA/GAC/3044
(C)1996 American Funds Distributors, Inc.
Lit. No. AMF-012-0996
Printed on recycled paper